UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

____________________

FORM 8-K

____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 11, 2019

____________________

Pulse Biosciences, Inc.

(Exact name of registrant as specified in its charter)

____________________

Delaware	001-37744	46-5696597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3957 Point Eden Way

Hayward, California 94545

(Address of principal executive offices, including zip code)

(510) 906-4600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) Appointment of Executive Officer

On January 11, 2019, the Board of Directors (the “Board”) of Pulse Biosciences, Inc. (the “Company”) determined that Ed Ebbers, Vice President and General Manager,  Dermatology, is an executive officer for purposes of Item 401(b) of Regulation S-K and an officer for purposes of the requirements of Section 16 of the Securities Exchange Act of 1934, as amended.

Mr. Ebbers, age 61, joined the Company in July 2016 as Vice President and General Manager of the Dermatology franchise. Mr. Ebbers brings more than 35 years of senior leadership and general management experience with major dermatology, pharmaceutical and medical device brands. Prior to joining the Company, Mr. Ebbers served as the Senior Vice President, Chief Commercial Officer of Soleno Therapeutics, Inc. (f/k/a Capnia, Inc.) from April 2015 to February 2016, as Vice President, Worldwide Marketing, Ophthalmology Products at Clarity Medical Systems from September 2013 to April 2015. Previously, he also served as the Vice President and Chief Commercial Officer at Serene Medical, Inc. and held various marketing and sales roles of increasing responsibility in the development and launch of dermatology products including CoolSculpting® at Zeltiq Aesthetics, Inc.,and Thermage® at Thermage Inc., where he served as Vice Presidsent, Worldwide Marketing and Sales, and of pharmaceutical brands Avita®, Mentax®, and Elimite® at Penederm, Inc., where he served as Vice President of Marketing and Sales. His additional prior pharmaceutical company experience includes work at Syntex Laboratories and 3M Pharmaceuticals. Mr. Ebbers holds a Bachelor of Business Administration from the University of Wisconsin-Eau Claire, and a Master of Business Administration from the University of Minnesota.

Mr. Ebbers does not have a family relationship with any member of the Board or any executive officer of the Company, and Mr. Ebbers has not been a participant or had an interest in any transaction with the Company that is reportable under Item 404(a) of Regulation S-K.

A copy of the press release announcing Mr. Ebbers’ promotion is attached hereto as Exhibit 99.1.

(d) Amended and Restated Outside Director Compensation Policy

The Company consulted with an independent compensation consultant regarding its outside director compensation policy relative to prevailing market data.  Based on such consultation, the Board made changes to its cash and equity-based compensation (the “Outside Director Compensation Policy”) as follows:

Cash compensation:  Beginning January 11, 2019, each non-employee member of the Board will be eligible to receive the following cash compensation (the “Retainer Cash Payments”): (1) an annual retainer for each member of the Board of $35,000 paid in equal quarterly installments; (2) the members of the Company’s Audit, Compensation and Nominating and Corporate Governance Committees will be paid an additional annual retainer of $7,500, $5,000, and $4,000, respectively, for their service on each committee; (3) the Chair of the Audit, Compensation and Nominating and Corporate Governance Committees will receive annual retainers of $15,000, $10,000, and $8,000, respectively, in lieu of the member retainer; and (4) the Chairman of the Board will be paid an additional annual retainer of $18,000. In addition, the Company shall reimburse its non-employee directors for all reasonable out-of-pocket expenses incurred in the performance of their duties as directors.

Each non-employee director may elect to convert all or a portion of his or her Retainer Cash Payments into a number of options (“Retainer Options,” and such election, a “Retainer Option Election”). The number of shares subject to a Retainer Option will be equal to (i) the product of (A) the dollar value of the aggregate Retainer Cash Payments that the non-employee director elects to forego over the course of a specified period covered by a Retainer Option Election in favor of receiving a Retainer Option multiplied by (B) three, divided by (ii) the fair market value of a share on the date of grant of the Retainer Option, provided that the number of shares covered by such Retainer Option shall be rounded to the nearest whole share.

Equity Compensation:  Each new non-employee director shall receive a stock option grant to purchase 35,000 shares of the Company’s common stock under the terms of the then in effect equity compensation plan.  These initial awards will vest over three years, with one-third of the shares subject to the option vesting on the one-year anniversary of the date of grant, and the remaining shares vesting monthly over the following two years, provided such non-employee director continues to serve as a director through each vesting date.  In addition, each non-employee director automatically receives an annual stock option grant to purchase 15,000 shares of our common stock on the date of the annual meeting beginning on the date of the first annual meeting that is held after such non-employee director received his or her initial award, provided such non-employee director continues to serve as a director through such date. Such annual awards vest monthly over one year, provided such non-employee director continues to serve as a director through each vesting date.

In the event of a “change in control,” the participant non-employee director will fully vest in and have the right to exercise awards as to all shares underlying such awards and all restrictions on awards will lapse, and all performance goals or other vesting criteria will be deemed achieved at 100% of target level and all other terms and conditions met, provided the non-employee director remains a director through the date of such change in control.

Item 8.01. Other Events.

The Company adopted amended and restated bylaws that became effective on June 18, 2018 (the “Bylaws”). Article XI of the Bylaws provides in part, that, unless the Company consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933 (such provision, a “Federal Forum Provision”).

In December 2018, the Delaware Court of Chancery issued a decision in Matthew Sciabacucchi v. Matthew B. Salzberg et al., C.A. No. 2017-0931-JTL (Del. Ch.), finding that provisions such as the Federal Forum Provision are not valid under Delaware law. In light of this decision of the Delaware Court of Chancery, the Company does not intend to enforce the Federal Forum Provision in its Bylaws unless and until such time there is a final determination by the Delaware Supreme Court regarding the validity of such provisions. To the extent the Delaware Supreme Court makes a final determination that provisions such as the Federal Forum Provision are not valid as a matter of Delaware law, the Board intends to amend its Bylaws to remove the Federal Forum Provision.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release issued by Pulse Biosciences, Inc. dated January 17, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pulse Biosciences, Inc.

By:	/s/ Brian B. Dow
Brian B. Dow Chief Financial Officer, Senior Vice President, Secretary and Treasurer (Principal Financial and Principal Accounting Officer)

Date: January 17, 2019